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                                                                      Exhibit 23





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated August 16, 1993 included in Jones Intercable, Inc. and subsidiaries Form 10-K for the year ended May 31, 1993 and to all references to our firm included in or made a part of this Registration Statement.



                                                   ARTHUR ANDERSEN & CO.

                                                   /s/ ARTHUR ANDERSEN & CO.



Denver, Colorado,
    March 25, 1994